UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

TC Biopharm (Holdings) PLC

(Exact name of registrant as specified in charter)

Scotland	001-41231	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Maxim 1, 2 Parklands Way, Holytown, Motherwell, Scotland, United Kingdom	ML1 4WR
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 141 433 7557

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing twenty Ordinary Shares, nominal value £0.0001 per share	TCBP	The Nasdaq Stock Market LLC
Ordinary Shares, nominal value £0.0001 per share*	N/A	The Nasdaq Stock Market LLC
Warrants	TCBPW	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 29, 2024, the Renumeration Committee of the Board of Directors of TC Biopharm (Holdings) PLC (the “Company”) approved a grant of options to purchase american depositary shares (the “ADSs”) to the Company’s executive officers and non-employee directors under the Company’s 2021 Shares Option Scheme (the “Plan”) and agreed to cancel all shares options previously issued to such persons. For a more detailed description of the Plan, see “Equity Compensation Plans” under Item 6B of the Company’s Annual Report on 20-F for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission.

Each non-employee director received an option to purchase 41,760 ADSs, or ADSs representing 835,200 ordinary shares, par value £0.0001 per share (the “Ordinary Shares”) at an exercise price of $1.09 per ADS, which is equal to the closing price of the Company’s ADSs on the Nasdaq Capital Market on January 31, 2024. Martin Thorp, the Company’s chief financial officer, received an option to purchase 177,122 ADSs, or ADSs representing 3,542,440 Ordinary Shares at an exercise price of $1.09 per ADS, which is equal to the closing price of the Company’s ADSs on the Nasdaq Capital Market on January 31, 2024. Bryan Kobel, the Company’s chief executive officer received an option to purchase 381,606 ADSs, or ADSs representing 7,632,120 Ordinary Shares at an exercise price of $1.09 per ADS, which is equal to the closing price of the Company’s ADSs on the Nasdaq Capital Market on January 31, 2024. All share options that were issued vest immediately upon issuance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2024
TC BIOPHARM (HOLDINGS) PLC

	By:	/s/ Martin Thorp
Martin Thorp
Chief Financial Officer

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